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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2007

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                          Internet Capital Group, Inc.

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               (Exact name of registrant as specified in charter)


        Delaware                      001-16249                  23-2996071
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


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                    690 Lee Road, Suite 310, Wayne, PA 19087
               (Address of principal executive offices) (Zip Code)

                                 (610) 727-6900
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 2.      Financial Information

Item 2.02.      Results of Operations and Financial Condition.

On November 1, 2007, Internet Capital Group, Inc. issued a press release setting forth its financial information for the three-month period ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


Section 9.      Financial Statements and Exhibits.

Item 9.01.      Financial Statements and Exhibits

                (d) Exhibits

                99.1 Press Release, dated November 1, 2007, issued by Internet Capital Group, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        INTERNET CAPITAL GROUP, INC.


Date:  November 1, 2007                 By: /s/ R. Kirk Morgan
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                                        Name:  R. Kirk Morgan
                                        Title: Chief Financial Officer
                                               (Principal Financial and
                                                Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release, dated November 1, 2007, issued by Internet
                Capital Group, Inc.